Rule 10f-3 Transactions
May 1, 2016 through October 31, 2016
Reported Transactions




1. The following 10f-3 transaction was effected for the HSBC Emerging Markets Deb Fund,
Issuer/Security:  Republic of Sri Lanka 6.825% due 07/18/2016
Date of Purchase:  07/11/2016, 07/18/2016
Date Offering Commenced:  07/11/2016
Name of Broker/Dealer from Whom Purchased: Deutsche Bank
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Citigroup, Deutsche Bank, HSBC,
Standard Chartered
Aggregate Principal Amount of Purchase:  $200,000
Aggregate Principal Amount of Offering:  $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

2.  The following 10f-3 transaction was effected for the HSBC Global
High Yield Bond Fund,
Issuer/Security: Sabine Pass Liquefaction 5.875% due 06/30/2026
Date of Purchase:  06/08/2016, 06/14/2016
Date Offering Commenced:  06/08/2016
Name of Broker/Dealer from Whom Purchased:  Credit Suisse First Boston
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: ABN AMRO, Bank of America ML, BBVA, Credit Agricole, Goldman Sachs,HSBC, ING, JP Morgan, Lloyds Secs, Mitsubishi, Mizuho,
Morgan Stanley, RBC, Santander, ScotiaBank,
SMBC Nikko, Societe Generale, Wells Fargo
Aggregate Principal Amount of Purchase:  $18,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A


3. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund,
Issuer/Security:  Reynolds Group 7% due 07/15/2024
Date of Purchase:  06/13/2016, 06/27/2016
Date Offering Commenced:  06/13/2016
Name of Broker/Dealer from Whom Purchased: Credit Suisse First Boston Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Credit Suisse, HSBC
Aggregate Principal Amount of Purchase:  $2,000
Aggregate Principal Amount of Offering:  $800,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A


4. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund,
Issuer/Security:  Reynolds Group 5.125% due 07/15/2023
Date of Purchase:  06/13/2016, 06/27/2016
Date Offering Commenced:  06/13/2016
Name of Broker/Dealer from Whom Purchased: Credit Suisse First Boston Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Credit Suisse, HSBC
Aggregate Principal Amount of Purchase:  $2,000
Aggregate Principal Amount of Offering:  $1,600,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A


5. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund,
Issuer/Security:  Diamond 1 Finance 7.125% due 06/15/2024
Date of Purchase:  06/08/2016, 06/22/2016
Date Offering Commenced:  06/08/2016
Name of Broker/Dealer from Whom Purchased: JP Morgan Chase
Name of Affiliated Dealer in Syndicate:   HSBC
Members of the Syndicate:  JP Morgan, Barclays, Citigroup,
Credit Suisse, Deutsche Bk, Goldman Sachs, RBC Cap.,
ANZ Secs, BBVA, BNP Paribas, Commerz, Fifth Third, HSBC,
Loop Cap., Mizuho, MUFG, Nomura, Santander, Scotia Cap., SG Americas, Standard Chartered.
Aggregate Principal Amount of Purchase:  $25,000
Aggregate Principal Amount of Offering:  $1,625,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

6. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Abbvie Inc. 4.45% due 05/14/2046
Date of Purchase:  05/09/2016, 05/12/2016
Date Offering Commenced:  05/09/2016
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, BNP Paribas, Deutsche Bank,
HSBC, JP Morgan, Bank of America, SG Americas,
Credit Suisse DNB Nor, Goldman Sachs, Lloyd Secs, Loop Capital,
Mitsubishi, Mizuho, RBC Capital, Santander,
Standard Chartered US Bancorp, Wells Fargo, Williams.
Aggregate Principal Amount of Purchase: $30,000
Aggregate Principal Amount of Offering: $2,000,000,000
Purchase Price:  $99.328
Commission/ Spread/ Profit:  0.875%

7. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Aercap Ireland Cap Ltd. 3.95% due 02/01/2022
Date of Purchase:  05/17/2016, 05/23/2016
Date Offering Commenced:  05/17/2016
Name of Broker/Dealer from Whom Purchased:  RBC Dain Rauscher
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, BNP Paribas, Citigroup,
Credit Agricole, Credit Suisse, Deutsche Bank, Fifth Third,
Goldman Sachs, HSBC, JP Morgan,
Merrill Lynch, Mizuho, Morgan Stanley, RBC Capital, SunTrust,
Wells Fargo, ING Financial, Scotia Capital.
Aggregate Principal Amount of Purchase: $1,50,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $99.813
Commission/ Spread/ Profit:  0.700%

8. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Goodyear Tire & Rubber 5% due 05/31/2026
Date of Purchase:  05/10/2016, 05/13/2016
Date Offering Commenced:  05/10/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, BNP Paribas, Citigroup,
Credit Agricole, Deutsche Bank,Goldman Sachs, HSBC, JP Morgan,
Merrill Lynch, Wells Fargo, Capital One, Commerz Mkts,
Mitsubishi, Natixis, PNC, Unicredit, US Bancorp.
Aggregate Principal Amount of Purchase: $30,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.25%

9. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Kraft Heinz Food 4.375% due 06/01/2046
Date of Purchase:  05/10/2016, 05/24/2016
Date Offering Commenced:  05/10/2016
Name of Broker/Dealer from Whom Purchased:  Wells Fargo
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of America ML, Barclays, Citigroup, Credit Suisse, Goldman Sachs,JP Morgan, Morgan Stanley,
Wells Fargo, Banco Santander, Mitsubishi, BNP Paribas, Credit Agricole, Deutche Bank, HSBC, Mizuho, RBC, Sumitomo.
Aggregate Principal Amount of Purchase: $20,000
Aggregate Principal Amount of Offering: $3,000,000,000
Purchase Price:  $99.684
Commission/ Spread/ Profit:  N/A

10.  The following 10f-3 transaction was effected for the HSBC Global
High Income Bond Fund
Issuer/Security:  Mylan NV 3.95% due 06/15/2026
Date of Purchase:  05/10/2016, 05/24/2016
Date Offering Commenced:  05/31/2016
Name of Broker/Dealer from Whom Purchased:  Deutche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of America ML, Deutche Bank, Goldman Sachs, ING Cap., JP Morgan, PNC,
Citigroup, Credit Suisse, DNB, HSBC, MUFG, Mizuho, Morgan Stanley. Aggregate Principal Amount of Purchase: $30,000
Aggregate Principal Amount of Offering: $2,250,000,000
Purchase Price:  $99.231
Commission/ Spread/ Profit:  N/A

11.  The following 10f-3 transaction was effected for the HSBC Global
High Income Bond Fund
Issuer/Security:  Walgreens Boots Alliance 1.75% due 05/30/2018
Date of Purchase:  05/26/2016, 06/01/2016
Date Offering Commenced:  05/26/2016
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of America ML, HSBC, JP Morgan, Lloyds Secs., MUFG, Mizuho,
UBS, Unicredit, Wells Fargo, Deutche Bank, Santander, SMBC, Societe Generale, US Bancorp,
BB&T, Loop Capital, Mischler, RBS, Williams.
Aggregate Principal Amount of Purchase: $20,000
Aggregate Principal Amount of Offering: $1,250,000,000
Purchase Price:  $99.963
Commission/ Spread/ Profit:  0.20%

12.  The following 10f-3 transaction was effected for the HSBC Global
High Income Bond Fund
Issuer/Security:  Diamond 1 Finance 5.875% due 06/15/2021
Date of Purchase:  06/08/2016, 06/22/2016
Date Offering Commenced:  06/08/2016
Name of Broker/Dealer from Whom Purchased:  JP Morgan Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Merrill Lynch, Barclays, Citigroup, Credit Suisse, Deutche Bk, Goldman Sachs, RBC Cap.,
ANZ Secs, BBVA, BNP Paribas, Commerz, Fifth Third, HSBC, Loop Cap., Mizuho, MUFG, Nomura, Santander, Scotia Cap.,
SG Americas, Standard Chartered.
Aggregate Principal Amount of Purchase: $6,000
Aggregate Principal Amount of Offering: $1,625,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

13.  The following 10f-3 transaction was effected for the HSBC Global
High Yield Bond Fund
Issuer/Security:  Diamond 1 Finance 5.875% due 06/15/2021
Date of Purchase:  06/08/2016, 06/22/2016
Date Offering Commenced:  06/08/2016
Name of Broker/Dealer from Whom Purchased:  JP Morgan Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Merrill Lynch, Barclays, Citigroup, Credit Suisse, Deutche Bk, Goldman Sachs, RBC Cap.,
ANZ Secs, BBVA, BNP Paribas, Commerz, Fifth Third, HSBC, Loop Cap., Mizuho, MUFG, Nomura, Santander, Scotia Cap.,
SG Americas, Standard Chartered.
Aggregate Principal Amount of Purchase: $19,000
Aggregate Principal Amount of Offering: $1,625,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

14. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Diamond 1 Finance 7.125% due 06/15/2024
Date of Purchase:  06/08/2016, 06/22/2016
Date Offering Commenced:  06/08/2016
Name of Broker/Dealer from Whom Purchased:  JP Morgan Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: JP Morgan, Barclays, Citigroup, Credit Suisse, Deutche Bk, Goldman Sachs, RBC Cap.,
ANZ Secs, BBVA, BNP Paribas, Commerz, Fifth Third, HSBC, Loop Cap., Mizuho, MUFG, Nomura, Santander, Scotia Cap.,
SG Americas, Standard Chartered.
Aggregate Principal Amount of Purchase: $8,000
Aggregate Principal Amount of Offering: $1,625,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

15. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund,
Issuer/Security:  Aetna Inc. 4.25% due 06/15/2036
Date of Purchase:  06/02/2016, 06/09/2016
Date Offering Commenced:  06/02/2016
Name of Broker/Dealer from Whom Purchased: UBS Warburg
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Citigroup, Credit Suisse, Merrill Lynch, Mizuho, Bank Of NY Mellon, Barclays, Fifth Third,
HSBC, MUFG Sec., Morgan Stanley, PNC Capital Mkts., Sun Trust, UBS, US Bancorp, Wells Fargo, Mizuho.
Aggregate Principal Amount of Purchase:  $30,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $99.585
Commission/ Spread/ Profit: 0.875%


16. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund,
Issuer/Security:  Aetna Inc. 4.375% due 06/15/2046
Date of Purchase:  06/02/2016, 06/09/2016
Date Offering Commenced:  06/02/2016
Name of Broker/Dealer from Whom Purchased: UBS Warburg
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Citigroup, Credit Suisse, Merrill Lynch, Mizuho, Bank Of NY Mellon, Barclays, Fifth Third,
HSBC, MUFG, Morgan Stanley, PNC Capital Mkts., Sun Trust, UBS,
US Bancorp, Wells Fargo.
Aggregate Principal Amount of Purchase:  $30,000
Aggregate Principal Amount of Offering:  $2,400,000,000
Purchase Price:  $99.99
Commission/ Spread/ Profit: 0.875%

17. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund,
Issuer/Security: Teva Pharmaceuticals 3.15% due 10/01/2026 Date of Purchase: 07/18/2016, 07/21/2016
Date Offering Commenced:  07/18/2016
Name of Broker/Dealer from Whom Purchased: Barclays
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Barclays, BNP Paribas, Citigroup, Credit Suisse, HSBC, Merrill Lynch, Mizuho, Morgan Stanley, RBC, SMBC Nikko, Bank of China, BBVA, Commerz, Lloyds, MUFG, PNC, Scotia Cap., TD Secs.
Aggregate Principal Amount of Purchase:  $15,000
Aggregate Principal Amount of Offering:  $3,500,000,000
Purchase Price:  $99.734
Commission/ Spread/ Profit: 0.450%

18.  The following 10f-3 transaction was effected for the HSBC
Global High Income Bond Fund
Issuer/Security:  Citigroup 4.125% due 07/25/2028
Date of Purchase:  07/18/2016, 07/25/2016
Date Offering Commenced:  07/18/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citigroup, BNY Mellon, Danke, HSBC,
Scotia Cap.,  SG Americas, TD Secs., UBS,
Unicredit Cap., Academy Secs, BB&T, Capital One, CIBC,
Commerz Mkts., Credit Agricole,
Great Pacific, Guzman, Imperial Cap., Lloyds Secs.,
Mischler Finl., Nomura, RBC,
Regions, Standard Chartered, US Bancorp.
Aggregate Principal Amount of Purchase: $50,000
Aggregate Principal Amount of Offering: $1,500,000,000
Purchase Price:  $99.691
Commission/ Spread/ Profit:  0.450%


19.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Tenneco Inc. 5% due 07/15/2026
Date of Purchase:  06/06/2016, 06/13/16
Date Offering Commenced:  06/06/2016
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Barclays, Citigroup, JP Morgan,
Merrill Lynch, Morgan Stanley, Wells, Fargo, BB&T,
BBVA, Capital One, CIBC, Commerzbank, HSBC, KBC, Mizuho,
PNC, Scotia Cap., SMBC Nikko, US Bancorp.
Aggregate Principal Amount of Purchase:  $3,000
Aggregate Principal Amount of Offering:  $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: 1.50%

20.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security: Sabine Pass Liquefaction 5.875% due 06/30/2026
Date of Purchase:  06/08/2016, 06/14/2016
Date Offering Commenced:  06/08/2016
Name of Broker/Dealer from Whom Purchased: Credit Suisse First Boston Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: ABN AMRO, Bank of America ML, BBVA,
Credit Agricole, Goldman  Sachs,
HSBC,  ING, JP Morgan, Lloyds Secs, Mitsubishi, Mizuho,
Morgan Stanley, RBC, Santander, ScotiaBank,
SMBC Nikko, Societe Generale, Wells Fargo
Aggregate Principal Amount of Purchase:  $5,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A


21.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Reynolds Group 5.125% due 07/15/2023
Date of Purchase:  06/13/2016, 06/27/2016
Date Offering Commenced:  06/13/2016
Name of Broker/Dealer from Whom Purchased: Credit Suisse First Boston Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Credit Suisse, HSBC
Aggregate Principal Amount of Purchase:  $77,000
Aggregate Principal Amount of Offering:  $1,600,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit: N/A

22.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Oracle Corp. 4% due 07/15/2046
Date of Purchase:  06/29/2016, 07/07/2016
Date Offering Commenced:  06/29/2016
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Citigroup, HSBC, JP Morgan, Merrill Lynch, Wells Fargo, Barclays, BNP Paribas,
Credit Suisse, Deutsche Bank, SG Americas, UBS.
Aggregate Principal Amount of Purchase:  $30,000
Aggregate Principal Amount of Offering:  $3,000,000,000
Purchase Price:  $99.982
Commission/ Spread/ Profit: 0.50%


23.  The following 10f-3 transaction was effected for the
HSBC Emerging Markets Debt Fund,
Issuer/Security: Republic of Turkey 4.875% due 10/09/2026 (RETAP) Date of Purchase: 10/14/2016, 10/20/2016
Date Offering Commenced:  10/14/2016
Name of Broker/Dealer from Whom Purchased:  JP Morgan Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, HSBC, JP Morgan Chase.
Aggregate Principal Amount of Purchase:  $200,000
Aggregate Principal Amount of Offering:  $3,000,000,000
Purchase Price:  $100.982
Commission/ Spread/ Profit:  0.075%


24.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  HESS Corp. 4.3% due 04/01/2027
Date of Purchase:  09/19/2016, 09/28/2016
Date Offering Commenced:  09/19/2016
Name of Broker/Dealer from Whom Purchased:  JP Morgan Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Goldman Sachs, JP Morgan, Mizuho, Morgan Stanley, MUFG, BNP Paribas, Citigroup, DNB Mkts, HSBC, Merrill Lynch, Scotia, SMBC, Wells Fargo, BBVA, Credit Agricole, ING, TD Secs., US Bancorp.
Aggregate Principal Amount of Purchase:  $100,000
Aggregate Principal Amount of Offering:  $1,000,000,000
Purchase Price:  $99.790
Commission/ Spread/ Profit:  0.650%


25.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security: Sabine Pass Liquefaction 5% due 03/15/2027 Date of Purchase: 09/19/2016, 09/23/2016
Date Offering Commenced:  09/19/2016
Name of Broker/Dealer from Whom Purchased: Bank of America Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: ABN AMRO, BBVA Secs, Credit Agricole, Credit Suisse, Goldman Sachs, HSBC, ING, JP Morgan, Lloyd Secs, Merrill Lynch, Mizuho,
Morgan Stanley, MUFG, RBC, Santander, Scotia Cap., SG Americas,
SMBC Nikko.
Aggregate Principal Amount of Purchase:  $10,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A


26. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund,
Issuer/Security: Shire Acq.Inv. Ireland 3.2% due 09/23/2026 Date of Purchase: 09/19/2016, 09/23/2016
Date Offering Commenced:  09/19/2016
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of China, Barclays, Citigroup, Commerzbank, Credit Suisse, Deutsche Bank, DNB Markets,
Lloyds Bank, Merrill Lynch, Mizuho, Morgan Stanley,
MUFG, RBC, RBS Secs., Santander, SMBC Nikko, Goldman Sachs, HSBC, JP Morgan, Mediobanca, Scotiabank, Wells Fargo. Aggregate Principal Amount of Purchase: $45,000
Aggregate Principal Amount of Offering:  $3,000,000,000
Purchase Price:  $99.881
Commission/ Spread/ Profit:  0.450%


27.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Sirius Int'l. Group 4.60% due 11/01/2026
Date of Purchase:  10/27/2016, 11/01/2016
Date Offering Commenced:  10/27/2016
Name of Broker/Dealer from Whom Purchased: JP Morgan Chase Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: ABC Intl.Holding, AMTD Asset Mgt, BOCOM, Citi, HSBC, Huarong Intl., JP Morgan, Sun Hung Kai Intl. Aggregate Principal Amount of Purchase: $55,000
Aggregate Principal Amount of Offering:  $400,000,000
Purchase Price:  $99.209
Commission/ Spread/ Profit:   N/A


28.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  NGL Energy Part. LP 7.50% due 11/01/2023
Date of Purchase:  10/19/2016, 10/24/2016
Date Offering Commenced:  10/19/2016
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, BNP Paribas, Credit Suisse, Deutsche Bank, Goldman Saches, HSBC, Merrill Lynch, Mizuho, PNC, RBC, SunTrust, TD Secs,UBS,
Wells Fargo, ABN Amro, BMO Capital Mkts, Citizens Cap., MUFG,
SG Americas.
Aggregate Principal Amount of Purchase:  $3,000
Aggregate Principal Amount of Offering:  $700,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A

29. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund,
Issuer/Security: Live Nation Ent. 4.875% due 11/01/2024 Date of Purchase: 10/26/2016, 10/31/2016
Date Offering Commenced:  10/26/2016
Name of Broker/Dealer from Whom Purchased: JP Morgan Chase Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Goldman Saches, HSBC,JP Morgan, Merrill Lynch, Mizuho, Morgan Stanley, Scotia Cap.,SunTrust, Wells Fargo, Citigroup, LionTree, MUFG,
US Bancorp.
Aggregate Principal Amount of Purchase:  $14,000
Aggregate Principal Amount of Offering:  $575,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A

30.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  Danone SA 2.947% due 11/02/2026
Date of Purchase:  10/26/2016, 11/02/2016
Date Offering Commenced:  10/26/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, BNP Paribas, Citi,
Credit Agricole, HSBC, ING, JP Morgan, MUFG, Natixis,
RBS, Santander, Societe Generale.
Aggregate Principal Amount of Purchase:  $200,000
Aggregate Principal Amount of Offering:  $2,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A

31.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund,
Issuer/Security:  AMC Entertainment 5.875% due 11/15/2026
Date of Purchase:  10/28/2016, 11/08/2016
Date Offering Commenced:  10/28/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Goldman Sachs, Bank of America,
Barclays, Citigroup, Credit Suisse, HSBC.
Aggregate Principal Amount of Purchase:  $6,000
Aggregate Principal Amount of Offering:  $595,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A

32. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund,
Issuer/Security:  Novelis Corp. 6.25% due 08/15/2024
Date of Purchase:  08/15/2016, 08/29/2016
Date Offering Commenced:  08/15/2016
Name of Broker/Dealer from Whom Purchased: Morgan Stanley Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate: Barclays, Citigroup, Credit Suisse, Deutsche Bk, JP Morgan, Merrill Lynch, Morgan Stanley, Standard Chartered, Wells Fargo, ANZ Secs,
Axis Bank, BNP Paribas, Goldman Sachs, HSBC, Natixis,
RBC, Scotia Cap., SG Americas, SunTrust.
Aggregate Principal Amount of Purchase:  $11,000
Aggregate Principal Amount of Offering:  $1,150,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A

33.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund,
Issuer/Security:  IHO Verwaltungs GMBH 4.5% due 09/15/2023
Date of Purchase:  09/08/2016, 09/22/2016
Date Offering Commenced:  09/08/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, Deutsche Bk, HSBC,
Merrill Lynch.
Aggregate Principal Amount of Purchase:  $200,000
Aggregate Principal Amount of Offering:  $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A

34.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund,
Issuer/Security:  NGL Energy Part. LP 7.50% due 11/01/2023
Date of Purchase:  10/19/2016, 10/24/2016
Date Offering Commenced:  10/19/2016
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, BNP Paribas, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, Merrill Lynch, Mizuho, PNC, RBC, SunTrust, TD Secs,UBS,
Wells Fargo, ABN Amro, BMO Capital Mkts, Citizens Cap., MUFG,
SG Americas.
Aggregate Principal Amount of Purchase:  $9,000
Aggregate Principal Amount of Offering:  $700,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A

35.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund,
Issuer/Security:  AMC Entertainment 5.875% due 11/15/2026
Date of Purchase:  10/28/2016, 11/08/2016
Date Offering Commenced:  10/28/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Goldman Sachs, Bank of America,
Barclays, Citigroup, Credit Suisse, HSBC.
Aggregate Principal Amount of Purchase:  $18,000
Aggregate Principal Amount of Offering:  $595,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:   N/A